Exhibit 99.1

SeaChange Announces Voluntary SEC Deregistration and Nasdaq Delisting

Boston, MA – August 8, 2023 – SeaChange International, Inc. (NASDAQ: SEAC), (“SeaChange” or the “Company”), a leading provider of video delivery, advertising, streaming platforms, and emerging Free Ad-Supported Streaming TV services (FAST) development, today announced its voluntary decision to deregister its common stock (the “Common Stock”) with the U.S. Securities and Exchange Commission (the “SEC”) and delist its Common Stock from The Nasdaq Stock Market LLC (“Nasdaq”).

The Company intends to file a Form 25 with the SEC to remove its Common Stock from listing on Nasdaq and to deregister its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), on or about August 18, 2023, and as a result, the Company expects that the last trading day of its Common Stock on Nasdaq will be on or about August 28, 2023. The Company also expects to file a Form 15 with the SEC on or about August 28, 2023, to commence the process of terminating the registration of its Common Stock under Section 12(g) of the Exchange Act, and the filing of the Form 15 immediately suspends the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act, including Forms 10-K, 10-Q, and 8-K.

SeaChange’s Board of Directors (the “Board”) initiated a strategic alternatives process in December 2022, directing SeaChange’s management to explore a comprehensive range of potential transactions to maximize stockholder value, including a possible sale, merger, divestiture, and recapitalization. The Company’s management team also explored potential bolt-on acquisitions, however, there was a wide dislocation between the market’s perception of SeaChange’s value and the Company’s intrinsic value. After careful consideration and consultation with its advisors and management, the Board unanimously determined that all of the proposals undervalued the Company, and its current and future operating performance, and therefore the Board elected to focus on executing on its standalone plan, which it believed would generate more value for SeaChange’s stockholders in the long-term.

The Company expects that the voluntary delisting from Nasdaq and “going dark” will save SeaChange significant money, which can be used to execute the Company’s standalone plan, and thus will provide a benefit to the Company’s stockholders. As a result of “going dark,” the Company expects to save more than $3 million annually from the elimination of accounting and other expenses relating to maintaining its status as an Exchange Act reporting company. With a more streamlined cost profile, the Company can reinvest in its new products and services and focus on achieving positive cash flow.

Given the considerable effort already invested in bringing the Company’s business to an adjusted EBITDA breakeven position, this incremental improvement in cash flow would mark a major victory for the Company and its stockholders, which the Company believes may also unlock meaningful strategic opportunities in the long-term. From an operational standpoint, delisting from Nasdaq and “going dark” is expected to minimize Company management distractions and reporting obligations associated with being a Nasdaq and Exchange Act reporting company, and enable increased focus on longer-term value creation. The SeaChange management team has already made significant progress in new product releases and business development, and the Board and management team of SeaChange believe that both our customers and employees will significantly benefit from this intensified focus on driving the Company’s core business forward.

SeaChange’s Chairman and Chief Executive Officer, Peter D. Aquino, stated: “Despite our best efforts and much improved financial and operational performance over the past two years, including new product development inside of the Connected TV tailwinds and growth in both revenue and EBITDA, the market capitalization of SeaChange remains significantly below our expectations. In essence, the value of the Company basically mirrors its cash balance alone, and attributes minimal value to the Company’s operations. It is clear, in my opinion, that this perceived stagnation in our public stock price and lack of scale, which we aimed to fix through M&A, has made it extremely difficult to transact on a level playing field with private companies in our industry.”

The Board considered the fact that the Company’s Common Stock would become more illiquid because of “going dark” and that stockholders may experience difficulties in selling their shares of Common Stock. However, SeaChange stockholders who are concerned about liquidity may choose to sell their shares of Common Stock now before the delisting becomes effective. In addition, the Company anticipates that its Common Stock will be quoted on the OTC Expert Market to the extent market makers continue to make a market for the Common Stock. No guarantee, however, can be made that a trading market in the Common Stock in any over-the-counter market will be maintained.

About SeaChange International, Inc.

SeaChange International, Inc. (NASDAQ: SEAC) provides first-class video streaming, linear TV, and video advertising technology for operators, content owners, and broadcasters globally. SeaChange technology enables operators, broadcasters, and content owners to cost-effectively launch and grow premium linear TV and direct-to-consumer streaming services to manage, curate, and monetize their content. SeaChange helps protect existing and develop new and incremental advertising revenues for traditional linear TV and streaming services with its unique advertising technology. SeaChange enjoys a rich heritage of nearly three decades of delivering premium video software solutions to its global customer base.

Forward-Looking Statements

Certain statements in this press release and any oral statements made regarding the contents of this press release may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. Forward-looking statements can be identified by words such as “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Examples of forward-looking statements include, among others, statements we make regarding filing a Form 25 and the timing as it relates to such filing, the last trading day of its Common Stock on Nasdaq, filing a Form 15 and the timing as it relates to such filing, the timing of the effectiveness of the Form 15, the Company’s savings as it relates to “going dark,” the Company’s ability to unlock meaningful strategic opportunities in the long-term, the ability to minimize Company management distractions and reporting obligations associated with being a Nasdaq and Exchange Act reporting company, and the trading of shares of the Common Stock on the OTC Expert Market and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include, but are not limited to: weakened global economic conditions, including inflation; a reduction in spending by customers on video solutions and services would adversely affect our business, financial condition and operating results; the increase in labor, service and supply costs, including as a result of inflationary pressures; the manner in which the multiscreen video and over-the-top markets develop; our efforts to become a company that primarily provides software solutions; the inability to successfully compete in our marketplace; the failure to respond to rapidly changing technologies related to multiscreen video; the variability in the market for our products and services; the loss of or reduction in demand, or the return of product, by one of the Company’s large customers or the failure of revenue acceptance criteria to have been satisfied in a given fiscal quarter; the cancellation or deferral of purchases of our products or final customer acceptance; a decline in demand or average selling prices for our products and services; our entry into fixed-price contracts, which could subject us to losses if we have cost overruns; warranty claims on our products and any significant warranty expense in excess of estimates; the possibility that our software products contain serious errors or defects; turnover in our senior management; our ability to retain key personnel and hire additional personnel; the failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the impact of our cost-savings and restructuring programs; the Company’s ability to manage its growth; the risks associated with international operations; risks related to public health pandemics such as the COVID-19 pandemic; the impact of the ongoing conflict in Ukraine on our business; the success and timing of regulatory submissions; litigation regarding intellectual property rights; risk related to protection of our intellectual property; changes in the regulatory environment; significant risks to our business when we engage in the outsourcing of engineering work, including outsourcing of software work overseas; fluctuations in foreign currency exchange rates could negatively impact our financial results and cash flows; weakened global economic conditions that may harm our industry, business and results of operations; and other risks that are described in further detail in the Company’s reports filed from time to time with the SEC, which are available at the SEC’s website at http://www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, subsequent quarterly reports and in subsequent filings SeaChange makes with the SEC from time to time, particularly under the heading “Risk Factors.” Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers that such forward-looking statements speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

SeaChange Contact:

Matt Glover and Cameron Williams

Gateway Group, Inc.

949-574-3860

SEAC@gateway-grp.com